Exhibit 99.1

                       AMENDMENT TO FORBEARANCE AGREEMENT

            AMENDMENT TO FORBEARANCE AGREEMENT, dated as of November 21, 2002 (this "Amendment"), among TRENWICK AMERICA CORPORATION ("Trenwick America"), TRENWICK HOLDINGS LIMITED (the "Account Party"), TRENWICK GROUP LTD. ("Holdings"), LASALLE RE HOLDINGS LIMITED ("LaSalle Holdings"), the lending institutions party to the Credit Agreement referred to below ( each a "Bank," and collectively, the "Banks"), and JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meaning provided such terms in the Forbearance Agreement and the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

            WHEREAS, Trenwick America, the Account Party, Holdings, LaSalle Holdings, the Banks and the Administrative Agent are parties to a Forbearance Agreement dated as of November 11, 2002 (as amended, modified and/or supplemented to, but not including the date hereof, the "Forbearance Agreement");

            WHEREAS, Trenwick America, the Account Party, the Banks and the Administrative Agent are parties to the Credit Agreement, dated as of November 24, 1999 and Amended and Restated as of September 27, 2000 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement");

            WHEREAS, Holdings and the Administrative Agent are parties to the Holdings Guaranty, dated as of September 27, 2000 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Holdings Guaranty");

            WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Forbearance Agreement as provided herein;

            NOW, THEREFORE, it is agreed;

A.    Amendment

      1. Section 2.1 of the Forbearance Agreement is hereby amended by deleting the date "November 22, 2002" appearing therein and inserting the date "December 6, 2002" in lieu thereof.

B.    Miscellaneous Provisions

      1. In order to induce the Banks to enter into this Amendment, each Credit Party hereby represents and warrants that (i) the representations and warranties of contained in Article IV of the Forbearance Agreement are true and correct in all material respects on and as of the


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Forbearance Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), (ii) there exists no Forbearance Event of Default under the Forbearance Agreement on the Forbearance Amendment Effective Date and (iii) there exists no Default or Event of Default under the Credit Agreement (other than the Events) on the Forbearance Amendment Effective Date, in each case after giving effect to this Amendment.

      2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Forbearance Agreement.

      3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      4. This Amendment shall become effective on the date (the "Forbearance Amendment Effective Date") when the Borrower, the Account Party, Holdings, LaSalle Holdings and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

      5. From and after the Forbearance Amendment Effective Date, all references in the Forbearance Agreement shall be deemed to be referenced to the Forbearance Agreement as modified hereby.


                                      * * *


                                       -2-
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            IN WITNESS WHEREOF, the parties hereto have caused this Forbearance
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                TRENWICK GROUP LTD.,
                                in its capacity as a Guarantor and Pledgor


                                By  /s/ W. Marston Becker
                                    -----------------------------------------
                                    Name:   W. Marston Becker
                                    Title:  Acting Chairman &
                                            Acting Chief Executive Officer


                                TRENWICK AMERICA CORPORATION,
                                in its capacity as the Borrower and Guarantor


                                By  /s/ David Finkelstein
                                    -----------------------------------------
                                    Name:   David Finkelstein
                                    Title:  Vice President & Treasurer


                                TRENWICK HOLDINGS LIMITED,
                                in its capacity as the Account Party


                                By  /s/ Alan L. Hunte
                                    -----------------------------------------
                                    Name:   Alan L. Hunte
                                    Title:  Director


                                LASALLE RE HOLDINGS LIMITED,
                                in its capacity as a Guarantor and Pledgor


                                By  /s/ John V. Del Col
                                    -----------------------------------------
                                    Name:   John V. Del Col
                                    Title:  Director


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                       NAME OF BANKS INTENTIONALLY OMITTED